UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________

FORM 8-K/A

___________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) May 4, 2021

Alpine 4 Holdings, Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-55205	46-5482689
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

2525 E Arizona Biltmore Circle, Suite 237

Phoenix, AZ 85016

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

480-702-2431

(ISSUER TELEPHONE NUMBER)

ALPINE 4 TECHNOLOGIES LTD.

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).        Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01Entry into a Material Definitive Agreement.

Item 2.01Completion of Acquisition or Disposition of Assets.

Item 3.02 Unregistered Sales of Equity Securities.

Business Holding Company Acquisition

On May 4, 2021, Alpine 4 Holdings, Inc., a Delaware corporation (the “Company”), announced that its wholly owned subsidiary A4 Manufacturing, Inc., a Delaware corporation (“A4 Manufacturing”), had entered into a Membership Interest Purchase Agreement (the “MIPA”) with Alternative Laboratories, LLC, a Delaware limited liability company (“Alt Labs”), KAI Enterprises, LLC, a Florida limited liability company (“KAI”), and Kevin Thomas (“Thomas”). The purchase of the Acquired Interests as discussed herein is referred to as the “Transaction.”  The parties to the MIPA agreed that the closing of the Transaction would take place when all of the conditions set forth in the MIPA were met or waived by the applicable parties, and such date would be referred to as the “Closing Date.”  The Closing Date of the Transaction occurred on Monday, May 10, 2021.

The Company filed a Current Report on Form 8-K on May 10, 2021, to disclose the Transaction. This Amended Current Report on form 8-K/A is filed to provide the required financial statements and financial information.

Item 9.01 Financial Statement and Exhibits.

(a)Financial Statements of businesses or funds acquired.

(b)Pro Forma Financial Information

Alternative Laboratories, LLC

Financial Statements

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Member of

Alternative Laboratories, LLC

Opinion on the Financial Statements

We have audited the accompanying balance sheets of Alternative Laboratories, LLC (the “Company”) as of December 31, 2020 and 2019 and the related statements of operations, changes in member’s equity and cash flows for the years then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

Critical audit matters are matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the audit committee and that: (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. We determined that there are no critical audit matters.

/s/ MaloneBailey, LLP

www.malonebailey.com

We have served as the Company's auditor since 2021.

Houston, Texas

July 20, 2021

ALTERNATIVE LABORATORIES, LLC
BALANCE SHEETS

	December 31,	December 31,
	2020	2019
ASSETS

CURRENT ASSETS:
Cash	$1,633,347	$3,199,954
Accounts receivable, net	1,054,460	3,506,287
Inventory, net	2,641,411	3,547,843
Prepaid expenses and other current assets	151,856	162,656
Total current assets	5,481,074	10,416,740

Property and equipment, net	5,172,595	3,961,960
Other non-current assets	27,483	10,601
TOTAL ASSETS	$10,681,152	$14,389,301

LIABILITIES AND MEMBER’S EQUITY

CURRENT LIABILITIES:
Accounts payable	$333,431	$699,820
Accrued expenses	65,428	300,340
Contract liabilities	1,727,684	27,269
Notes payable, current portion	573,724	347,603
Due to related party	62,755	-
Capital lease obligation, current portion	5,534	6,789
Total current liabilities	2,768,556	1,381,821

Notes payable, net of current portion	294,259	-
Capital lease obligations, net of current portion	14,048	19,582
TOTAL LIABILITIES	3,076,863	1,401,403

Member’s Equity
Member’s capital	1,549,240	1,549,240
Retained earnings	6,055,049	11,438,658
Total Member’s Equity	7,604,289	12,987,898
TOTAL LIABILITIES AND MEMBER’S EQUITY	$10,681,152	$14,389,301

The accompanying notes are an integral part of these financial statements.

ALTERNATIVE LABORATORIES, LLC
STATEMENTS OF OPERATIONS

	Years Ended December 31,
	2020	2019

Revenues, net	$18,268,854	$43,776,499
Cost of goods sold	12,039,265	25,971,141
Gross Profit	6,229,589	17,805,358

Operating expenses:
General and administrative expenses	3,059,774	4,795,272
Income from operations	3,169,815	13,010,086

Other income (expenses)
Other income (expense)	36,276	221,059

Net Income	$3,206,091	$13,231,145

The accompanying notes are an integral part of these financial statements.

ALTERNATIVE LABORATORIES, LLC
STATEMENTS OF CHANGES IN MEMBER’S EQUITY

	Member’s Capital	Retained Earnings	Total Member’s Equity
Balance, December 31, 2018	$1,449,240	$3,775,319	$5,224,559

Distributions to member	-	(5,567,806)	(5,567,806)
Noncash contributions	100,000	-	100,000
Net income	-	13,231,145	13,231,145
Balance, December 31, 2019	1,549,240	11,438,658	12,987,898

Distributions to member	-	(8,589,700)	(8,589,700)
Net income	-	3,206,091	3,206,091
Balance, December 31, 2020	$1,549,240	$6,055,049	$7,604,289

The accompanying notes are an integral part of these financial statements.

ALTERNATIVE LABORATORIES, LLC
STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2020	2019

OPERATING ACTIVITIES:
Net income	$3,206,091	$13,231,145
Adjustments to reconcile net income to
net cash provided by operating activities:
Depreciation and amortization	556,761	209,824
Bad debts	8,405	5,220
Gain on disposal of equipment	(499,965)	-
Inventory reserve	157,324	105,556
Changes in current assets and liabilities:
Accounts receivable	2,443,422	(2,063,246)
Inventory	749,108	(1,599,395)
Prepaid expenses and other assets	(6,082)	232,958
Accounts payable	(366,389)	77,793
Accrued expenses	(234,912)	253,267
Due to related party	62,755	-
Contract liabilities	1,700,415	18,911
Net cash provided by operating activities	7,776,933	10,472,033

INVESTING ACTIVITIES:
Proceeds from sale of equipment	803,389	-
Additions to property and equipment	(2,049,231)	(3,268,064)
Net cash used in investing activities	(1,245,842)	(3,268,064)

FINANCING ACTIVITIES:
Proceeds from PPP loan	849,793	-
Repayments of capital lease obligation	(6,789)	(11,530)
Repayments of notes payable	(3,399)	-
Repayments of notes payable, related party	(347,603)	-
Distribution to member	(8,589,700)	(5,567,806)
Net cash used in financing activities	(8,097,698)	(5,579,336)

NET INCREASE (DECREASE) IN CASH	(1,566,607)	1,624,633

CASH, BEGINNING OF YEAR	3,199,954	1,575,321

CASH, END OF YEAR	$1,633,347	$3,199,954

CASH PAID FOR:
Interest	$8,477	$9,158
Income taxes	$-	$-

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING ACTIVITIES:
Financed property and equipment	$21,589	$24,945
Unpaid additions to property and equipment	$-	$128,298
Due to related party contributed to capital	$-	$100,000

The accompanying notes are an integral part of these financial statements.

Alternative Laboratories, LLC

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2020 and 2019

Note 1 – Organization and Basis of Presentation

Alternative Laboratories, LLC (the “Company,” “we,” or “our”), was incorporated under the laws of the State of Delaware on November 4, 2009.  The Company operates as a contract manufacturer of dietary and nutritional supplements.

Basis of presentation

The accompanying financial statements present the balance sheets, statements of operations, changes in member’s equity and cash flows of the Company. The financial statements have been prepared in accordance with generally accepted accounting principles in the United States (“U.S. GAAP”).

Note 2 - Summary of Significant Accounting Policies

Use of estimates

The financial statements are prepared in accordance with generally accepted accounting principles in the United States, or U.S. GAAP.  Preparation of these financial statements requires us to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenue, costs and expenses and related disclosures. The Company bases its estimates on historical experience and on various other assumptions that it believes to be reasonable. In many instances, the Company could have reasonably used different accounting estimates and in other instances changes in the accounting estimates are reasonably likely to occur from period to period. On an ongoing basis, the Company reviews its estimates, including, but not limited to, those related to inventory valuation and obsolescence, estimated useful lives of property and equipment, impairment of assets and loss contingencies. Actual results could differ significantly from our estimates. To the extent that there are material differences between these estimates and actual results, the Company’s future financial statement presentation, financial condition, results of operations and cash flows will be affected.

Cash and cash equivalents

Cash and cash equivalents consist of cash and short-term investments with original maturities of less than 90 days. As of December 31, 2020 and 2019, the Company had no cash equivalents. Periodically, the Company may carry cash balances at financial institutions in excess of the federally insured limit of $250,000. The amount in excess of the FDIC insurance at December 31, 2020 and 2019 was approximately $1,268,000 and $2,948,000, respectively. The Company has not experienced losses on these accounts and management believes, based upon the quality of the financial institutions, that the credit risk with regard to these deposits is not significant.

Major Customers

For the years ended December 31, 2020 and 2019, the Company had two customers that made up 86% and 80% of total revenues, respectively.  These two customers made up 78% and 89% of accounts receivable as of December 31, 2020 and 2019, respectively.

Fair value measurements

ASC 820, Fair Value Measurements and Disclosures, defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. ASC 820 also establishes a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. ASC 820 describes three levels of inputs that may be used to measure fair value:

Alternative Laboratories, LLC

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2020 and 2019

Level 1 – Quoted prices in active markets for identical assets or liabilities.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 – Unobservable inputs that are supported by little or no market activity and that are financial instruments whose values are determined using pricing models, discounted cash flow methodologies, or similar techniques, as well as instruments for which the determination of fair value requires significant judgment or estimation.

The Company's financial instruments consist of cash and cash equivalents, accounts receivable, accounts payable, and notes payable. The carrying amount of these financial instruments approximates fair value due either to length of maturity or interest rates that approximate prevailing market rates unless otherwise disclosed in these financial statements.

As of December 31, 2020 and 2019, the Company has no financial assets or liabilities that are required to be fair valued on a recurring basis.

Accounts Receivable

The Company maintains reserves for potential credit losses on accounts receivable. Management reviews the composition of accounts receivable and analyzes historical bad debts, customer concentrations, customer credit worthiness, current economic trends and changes in customer payment patterns to evaluate the adequacy of these reserves. Reserves are recorded primarily on a specific identification basis.  As of December 31, 2020 and 2019, allowance for bad debt was $6,766 and $19,591, respectively.

Inventory

Inventory is valued at the lower of cost or net realizable value, cost being determined using the weighted average method. Management compares the cost of inventory with its net realizable value and an allowance is made to write down inventory to net realizable value, if lower.  Inventory is segregated into three areas, raw materials, work-in-process and finished goods.  Inventory, net at December 31, 2020 and 2019 consists of:

	December 31,	December 31,
	2020	2019
Raw materials	$2,524,223	$3,377,399
Work in process	188,169	276,000
Finished goods	191,900	-
	2,904,292	3,653,399
Reserve for inventory	(262,881)	(105,556)
Inventory, net	$2,641,411	$3,547,843

Long-lived Assets

We periodically evaluate the carrying value of long-lived assets to be held and used when events and circumstances indicate that the carrying amount of an asset may not be recovered. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell. We did not recognize any impairment losses during the years ended December 31, 2020 and 2019.

Alternative Laboratories, LLC

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2020 and 2019

Property and Equipment

Property and equipment are carried at cost less accumulated depreciation. Depreciation and amortization are recorded using the straight-line method over the estimated useful lives of the assets, which range from five years to 15 years as follows:

Automobiles & Trucks	5 years
Machinery and equipment	5 years
Leasehold Improvements	15 years or time remaining on lease (whichever is shorter)

Maintenance and repair costs are charged to expense as incurred.  Significant improvements or betterments are capitalized and depreciated over the remaining life of the related asset.

Property and equipment consisted of the following as of December 31, 2020 and 2019:

	December 31,	December 31,
	2020	2019
Automobiles and trucks	$67,712	$67,712
Machinery and equipment	2,276,997	2,631,152
Office furniture and fixtures	68,078	54,109
Computer and software	65,084	65,084
Leasehold improvements	4,267,350	3,218,354
Total Property and equipment	6,745,221	6,036,411
Less: Accumulated depreciation	(1,572,626)	(2,074,451)
Property and equipment, net	$5,172,595	$3,961,960

Depreciation expense for the years ended December 31, 2021 and 2020 amounted to $556,761 and $209,824, respectively, of which $266,966 and $166,788 are reported in cost of goods sold. During the year December 31, 2020 the Company sold equipment for proceeds of $803,389 which resulted in a gain of $647,787.

In August of 2020, the Company ceased occupying the Naples lease (see Note 6) and wrote off leasehold improvements of $147,822.

Income Taxes

A limited liability company is a flow through entity for income tax purposes and as such earnings or losses flow through to the members income tax returns. Accordingly, the Company does not incur income tax obligations and the financial statements do not include a provision for income taxes.

Revenue Recognition

On January 1, 2019, the Company adopted ASC Topic 606, Revenue from Contracts with Customers using the modified retrospective method applied to those contracts which were not completed as of January 1, 2019.  This adoption did not materially impact the financial statements.

Revenue is recognized under Topic 606 in a manner that reasonably reflects the delivery of its services and products to customers in return for expected consideration and includes the following elements:

Alternative Laboratories, LLC

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2020 and 2019

•contracts with the Company’s customers in the form of purchase orders, supply agreements and documented master formula sign off sheets;

•identification of performance obligations in the respective contract;

•determination of the transaction price for each performance obligation in the respective contract;

•allocation the transaction price to each performance obligation; and

•recognition of revenue only when the Company satisfies each performance obligation.

The Company recognizes revenues for finished goods at the time the goods are shipped. Included in the revenues recognized at the time the finished goods are shipped are fees for potency testing, microbiological testing, reimbursement for shipping costs when paid by the Company, and other miscellaneous fees associated with the finished goods. The Company has the right to payment for the goods when the order ships from the warehouse, at this control of the goods transfers to the customer.

Typically, a fifty percent deposit for the contractual obligation is required from the customer prior to activating the order in the system. These deposits are held on the balance sheet in the contract liability account. This liability account is reduced and applied to invoices once the product to which the deposit relates is shipped. As of December 31, 2020 and 2019, the Company had customer deposits totaling $1,727,684 and $27,269, respectively.

Related Parties

The Company has historically engaged in and may continue to engage in certain business transactions with related parties (See Note 3). Transactions involving related parties cannot be presumed to be carried out on an arm’s length basis due to the absence of free market forces that naturally exist in business dealings between two or more unrelated entities. Related party transactions may not always be favorable to our business and may include terms, conditions and agreements that are not necessarily beneficial to or in best interest of our company.

Leases

The Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2016-02, “Leases (Topic 842)” in February 2016 and subsequently issued related ASUs in 2018 and 2019 (collectively, “ASC 842”). ASC 842 requires lessees to recognize a right-of-use asset and corresponding lease liability for all leases with terms greater than 12 months.  The Company adopted ASC 842 on January 1, 2019. As part of the adoption, the Company elected to utilize the package of practical expedients included in ASC 842, which permitted the Company to not reassess (i) whether any expired or existing contracts contain leases; (ii) the lease classification for any expired or existing leases; and (iii) the initial direct costs for existing leases. The Company also elected the short-term lease recognition exemption for leases with terms of 12 months or less. This adoption did not have a material impact on the Company’s financial statements as the Company’s leases are either less than 12 months or effectively on a month to month basis.

Research and Development Costs

The Company focuses on quality control and development of new science-based products and the improvement of existing products. All cost related to research and development activities are expensed as incurred.

Recent Accounting Pronouncements

In January 2017, the FASB issued ASU 2017-04, Intangibles—Goodwill and Other (Topic 350)—Simplifying the Test for Goodwill Impairment. ASU 2017-04 simplifies the accounting for goodwill impairments by eliminating the requirement to compare the implied fair value of goodwill with its carrying amount as part of step two of the goodwill impairment test referenced in ASC 350, Intangibles - Goodwill and Other. As a result, an entity should perform its annual, or interim, goodwill impairment test by comparing the fair value of a reporting unit with its carrying amount. An impairment charge should be recognized for the amount by which the carrying amount exceeds the reporting unit’s fair value. However, the impairment loss recognized should not exceed the total amount of goodwill allocated to that reporting unit. ASU 2017-04 is effective for annual reporting periods beginning after

Alternative Laboratories, LLC

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2020 and 2019

December 15, 2019, including any interim impairment tests within those annual periods, with early application permitted for interim or annual goodwill impairment tests performed on testing dates after January 1, 2017. The adoption of this ASU did not have a material impact on the Company’s consolidated financial statements and related disclosures.

Other recent accounting pronouncements issued by the FASB, including its Emerging Issues Task Force, the American Institute of Certified Public Accountants, and the Securities and Exchange Commission did not or are not believed by management to have a material impact on the Company's present or future financial statements.

Note 3– Related Party Transactions

On April 8, 2019, the Company entered into a lease agreement for its manufacturing and warehouse facility located in Ft. Meyers, Florida. The property is owned by the former owner of the Company. The Company is obligated to pay $150,000 per annum or through the point in time when the tenant and landlord are no longer jointly owned.

As of December 31, 2020 the Company owed $50,255 to the former owner for earned wages in 2020 subsequently paid in January 2021 and $12,500 for December 2020 rent paid in April 2021.

In March 2019, the Company entered into an oral agreement with Latitude 26 Builder, a company owned by a family member of the former owner of the Company, for the buildout of the manufacturing and warehouse facility located in Ft. Meyers, Florida. In 2020 and 2019 the Company paid $1,128,793 and $89,997, respectively in connection with the buildout. The project was completed in March 2020. There were no amounts owed to Latitude 26 Builder as of December 31, 2020 and 2019.

Note 4– Notes Payable

In November 2013, the Company entered into a loan agreement with Linwood Holdings LLC, a related party, in the amount of $357,275, that is secured by certain assets of the Company. The note bears interest at a rate of 5% per annum and matured on November 15, 2015. Payment of principal and interest is due at maturity. The loan was fully paid on October 21, 2020.

In April 2020, the Company received a loan under the Paycheck Protection Program (“PPP”) of the Coronavirus Aid, Relief and Economic Security (“CARES”) Act totaling $849,793.  The loan has a term of 24 months and accrue interest at 1% per annum.  The Company has the option for some or all of these loans to be forgiven as provided in the CARES Act. Subsequent to December 31, 2020, the principal amount of $849,793 and related interest were forgiven.

In June 2020, the Company received a loan from Ascentium Capital LLC for the purposes of acquiring equipment amounting to $21,589. The loan has a term of 36 months and matures in June 2023. The loan requires monthly payments of $698 and bears interest at a rate of 10% per annum. The loan is secured by the equipment.

The outstanding balances for the above loans as of December 31, 2020 and 2019 were as follows:

	December 31,	December 31,
	2020	2019
PPP loan	$849,793	$-
Equipment loan	18,190	-
Note payable, related party	-	347,603
Total notes payable	867,983	347,603
Less - current portion	(573,724)	(347,603)
Total notes payable, net of current portion	$294,259	$-

Alternative Laboratories, LLC

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2020 and 2019

Future scheduled maturities of outstanding notes payable are as follows:

Years Ending December 31,
2021	$573,724
2022	290,519
2023	3,740
2024	-
2025	-
Thereafter	-
Total	$867,983

Note 5 – Member’s Equity

The Company had the following transactions in member’s equity during the years ended December 31, 2020 and 2019:

•For the year ended December 2019, cash distributions to its member totaled $5,567,806.

•For the year ended December 2019, the Company wrote off $100,000 in accounts payable owed to the former owner which was recognized as contributed capital.

•For the year ended December 2020, cash distributions to its member totaled $8,589,700.

Note 6 – Commitments and Contingencies

Leases

The Company entered into a lease agreement with a related party for its manufacturing and warehouse facility in Ft. Meyers, Florida on April 8, 2019. The lease requires an annual payment of $150,000 and is considered a short-term lease as it does not have a set term and can be terminated at any time.

In 2019, the Company had an existing lease on its former manufacturing and warehouse facility which matured in December 2019 and was extended on a month to month basis up to April 2020, and a 12 month lease on two warehouses in Naples, Florida which ceased in November 2019.  The above leases required monthly lease payments totaling $13,917.

For the years ended December 31, 2020 and 2019, rent expense related to the Company’s leases amounted to $232,387 and $299,153, respectively.

Legal Proceedings

From time to time, the Company may become involved in lawsuits and other legal proceedings that arise in the course of business.  Litigation is subject to inherent uncertainties, and it is not possible to predict the outcome of litigation with total confidence. The Company is currently not aware of any legal proceedings or potential claims against it whose outcome would be likely, individually or in the aggregate, to have a material adverse effect on the Company’s business, financial condition, operating results, or cash flows.

Note 7 – Subsequent Events

The Company evaluated events occurring after December 31, 2020, and through the date the financial statements were issued, July 20, 2021 and identified the following events or transactions that require disclosure in these financial statements:

Alternative Laboratories, LLC

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2020 and 2019

On May 4, 2021, the Company, KAI Enterprises, LLC (the Company’s sole member) and Kevin Thomas, the Company’s CEO, entered into a purchase agreement with Alpine 4 Holdings, Inc. (“Alpine”) wherein Alpine acquired all the membership interests in the Company in exchange for a cash consideration of $10 million and 361,787 shares of Alpine’s class A common stock. The Company incurred legal and broker fees of $470,000, in connection with this transaction, which were paid by Alpine.

On February 10, 2021, the Company received a PPP loan in the amount of $812,083.  The loan has a term of 24 months and accrues interest at 1% per annum.

On July 8, 2021, the Company received notice from the Small Business Administration that the PPP Loan with a principal amount of $849,793 and interest of $10,339 was forgiven.

ALTERNATIVE LABORATORIES, LLC
BALANCE SHEETS (Unaudited)

	March 31,	December 31,
	2021	2020
ASSETS

CURRENT ASSETS:
Cash	$1,189,241	$1,633,347
Accounts receivable, net	1,302,430	1,054,460
Inventory, net	2,746,841	2,641,411
Prepaid expenses and other current assets	427,472	151,856
Total current assets	5,665,984	5,481,074

Property and equipment, net	5,048,172	5,172,595
Other non-current assets	24,961	27,483
TOTAL ASSETS	$10,739,117	$10,681,152

LIABILITIES AND MEMBER’S EQUITY

CURRENT LIABILITIES:
Accounts payable	$346,984	$333,431
Accrued expenses	129,037	65,428
Contract liabilities	2,468,805	1,727,684
Notes payable, current portion	565,528	573,724
Due to related party	50,000	62,755
Capital lease obligation, current portion	5,534	5,534
Total current liabilities	3,565,888	2,768,556

Notes payable, net of current portion	1,112,739	294,259
Capital lease obligations, net of current portion	12,707	14,048
TOTAL LIABILITIES	4,691,334	3,076,863

Member’s Equity
Member’s capital	1,549,240	1,549,240
Retained earnings	4,498,543	6,055,049
Total Member’s Equity	6,047,783	7,604,289
TOTAL LIABILITIES AND MEMBER’S EQUITY	$10,739,117	$10,681,152

The accompanying notes are an integral part of these unaudited financial statements.

ALTERNATIVE LABORATORIES, LLC
STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended March 31,
	2021	2020

Revenues, net	$3,243,092	$5,936,119
Cost of goods sold	1,794,043	3,989,369
Gross Profit	1,449,049	1,946,750

Operating expenses:
General and administrative expenses	432,623	1,017,912
Income from operations	1,016,426	928,838

Other income (expenses)
Other income (expense)	2,991	78

Net Income	$1,019,417	$928,916

The accompanying notes are an integral part of these unaudited financial statements.

ALTERNATIVE LABORATORIES, LLC
STATEMENTS OF CHANGES IN MEMBER’S EQUITY
(Unaudited)

	Member’s capital	Retained Earnings	Total Member’s Equity
Balance, December 31, 2019	$1,549,240	$11,438,658	$12,987,898

Distributions to member	-	(155,915)	(155,915)
Net income	-	928,916	928,916
Balance, March 31, 2020	$1,549,240	$12,211,659	$13,760,899

Balance, December 31, 2020	$1,549,240	$6,055,049	$7,604,289

Distributions to member	-	(2,575,923)	(2,575,923)
Net income	-	1,019,417	1,019,417
Balance, March 31, 2021	$1,549,240	$4,498,543	$6,047,783

The accompanying notes are an integral part of these unaudited financial statements.

ALTERNATIVE LABORATORIES, LLC
STATEMENTS OF CASH FLOWS
(Unaudited)

	Three Months Ended March 31,
	2021	2020

OPERATING ACTIVITIES:
Net income	$1,019,417	$928,916
Adjustments to reconcile net income to
net cash provided by operating activities:
Depreciation and amortization	153,546	119,343
Changes in current assets and liabilities:
Accounts receivable	(247,970)	1,152,574
Inventory	(105,430)	85,186
Prepaid expenses and other assets	(273,094)	101,242
Accounts payable	13,553	157,070
Accrued expenses	63,609	(100,602)
Due to related party	(12,755)	37,500
Contract liabilities	741,121	(17,032)
Net cash provided by operating activities	1,351,997	2,464,197

INVESTING ACTIVITIES:
Additions to property and equipment	(29,123)	(739,867)
Net cash used in investing activities	(29,123)	(739,867)

FINANCING ACTIVITIES:
Proceeds from PPP loan	812,083	-
Repayment of notes payable	(1,799)	-
Repayments of capital lease obligation	(1,341)	(2,767)
Distribution to members	(2,575,923)	(155,915)
Net cash used in financing activities	(1,766,980)	(158,682)

NET INCREASE (DECREASE) IN CASH	(444,106)	1,565,648

CASH, BEGINNING BALANCE	1,633,347	3,199,954

CASH, ENDING BALANCE	$1,189,241	$4,765,602

CASH PAID FOR:
Interest	$2,432	$2,172
Income taxes	$-	$-

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING ACTIVITIES:
Unpaid additions to property and equipment	$-	$118,087

The accompanying notes are an integral part of these unaudited financial statements.

Alternative Laboratories, LLC

NOTES TO UNAUDITED FINANCIAL STATEMENTS

For the Three Months Ended March 31, 2021

Note 1 – Basis of Presentation

Basis of presentation

The unaudited financial statements were prepared by Alternative Laboratories, LLC. (‘we”, “our”, the "Company"), pursuant to the rules and regulations of the Securities Exchange Commission ("SEC"). The information furnished herein reflects all adjustments (consisting of normal recurring accruals and adjustments) which are, in the opinion of management, necessary to fairly present the operating results for the respective periods. Certain information and footnote disclosures normally present in annual financial statements prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") were omitted pursuant to such rules and regulations. These financial statements should be read in conjunction with the audited financial statements and footnotes included within the 8K/A. The results for the three months ended March 31, 2021, are not necessarily indicative of the results to be expected for the year ending December 31, 2021.

Note 2 - Summary of Significant Accounting Policies

Major Customers

The Company had three customers that made up 80% of accounts receivable as of March 31, 2021.

For the period ended March 31, 2021, the Company had three customers that made up 71% of total revenues.

Fair Value Measurements

ASC 820, Fair Value Measurements and Disclosures, defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. ASC 820 also establishes a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. ASC 820 describes three levels of inputs that may be used to measure fair value:

Level 1 – Quoted prices in active markets for identical assets or liabilities.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 – Unobservable inputs that are supported by little or no market activity and that are financial instruments whose values are determined using pricing models, discounted cash flow methodologies, or similar techniques, as well as instruments for which the determination of fair value requires significant judgment or estimation.

The Company's financial instruments consist of cash and cash equivalents, accounts receivable, accounts payable, and notes payable. The carrying amount of these financial instruments approximates fair value due either to length of maturity or interest rates that approximate prevailing market rates unless otherwise disclosed in these financial statements.

As of March 31, 2021, the Company has no financial assets or liabilities that required to be fair valued on a recurring basis.

Alternative Laboratories, LLC

NOTES TO UNAUDITED FINANCIAL STATEMENTS

For the Three Months Ended March 31, 2021

Inventory

Inventory is valued at the lower of cost or net realizable value, cost being determined using the weighted average method. Management compares the cost of inventory with its net realizable value and an allowance is made to write down inventory to net realizable value, if lower.  Inventory is segregated into three areas, raw materials, work-in-process and finished goods.  Inventory, net at March 31, 2021 consists of:

March 31,
2021
Raw materials	$2,583,199
Work in process	265,073
Finished goods	161,450
3,009,722
Reserve	(262,881)
Inventory, net	$2,746,841

Note 3– Related Party

On April 8, 2019, the Company entered into a lease agreement for its manufacturing and warehouse facility located in Ft. Meyers, Florida. The property is owned by the former owner of the Company. The Company is obligated to pay $150,000 per annum or through the point in time when the tenant and landlord are no longer jointly owned.

As of December 31, 2020, the Company owed $50,255 to the former owner for earned wages in 2020 subsequently paid in January 2021 and $12,500 for December 2020 rent paid in April 2021.

As of March 31, 2021, the Company owed $50,000 to the former owner for rent from January 1, 2021 through March 2021 which was paid in April 2021.

Note 4– Notes Payable

In April 2020 and February 2021, the Company received loans under the Paycheck Protection Program (“PPP”) of the Coronavirus Aid, Relief and Economic Security (“CARES”) Act amounting to $849,793 and $812,083, respectively.  The loans have terms of 24 months and accrue interest at 1% per annum.  The Company has the option for some or all of these loans to be forgiven as provided in the CARES Act. Subsequent to March 31, 2021, the principal amount of $849,793 and related interest were forgiven.

In June 2020, the Company received a loan from Ascentium Capital LLC for the purposes of acquiring equipment. The loan has a term of 36 months and matures in June 2023. The loan requires monthly payments of $698 and bears interest at a rate of 10% per annum.

The outstanding balances for the loans as of March 31, 2021 were as follows:

March 31,
2021
PPP loans	$1,661,876
Equipment loan	16,391
Total notes payable	1,678,267
Less – current portion	(565,528)
Total notes payable, net of current portion	$1,112,739

Alternative Laboratories, LLC

NOTES TO UNAUDITED FINANCIAL STATEMENTS

For the Three Months Ended March 31, 2021

Future scheduled maturities of outstanding notes payable from related parties are as follows:

Periods Ending March 31,
2022	$565,528
2023	1,112,739
2024	-
2024	-
2025	-
Thereafter	-
Total	$1,678,267

Note 5 – Member’s Equity

During the three months ended March 31, 2021 the Company had cash distributions to its member totaling $2,575,923.

Note 6 – Commitments and Contingencies

Leases

The Company entered into a lease agreement for the warehouse & office space in Ft. Meyers, Florida on April 8th, 2019. The lease does not have a maturity date and has an annual payment of $150,000 and is considered a short-term lease as it does not have a set term and can be terminated at any time.

For the three months ended March 31, 2021, rent expense related to the Company’s leases amounted to $37,500.

Legal Proceedings

From time to time, the Company may become involved in lawsuits and other legal proceedings that arise in the course of business.  Litigation is subject to inherent uncertainties, and it is not possible to predict the outcome of litigation with total confidence. The Company is currently not aware of any legal proceedings or potential claims against it whose outcome would be likely, individually or in the aggregate, to have a material adverse effect on the Company’s business, financial condition, operating results, or cash flows.

Note 7 – Subsequent Events

The Company evaluated events occurring after March 31, 2021, and through the date the financial statements were issued, July 20, 2021 and identified the following events or transactions that require disclosure in these financial statements:

On May 4, 2021, the Company, Kai Enterprises, LLC (the Company’s sole member) and Kevin Thomas, the Company’s CEO, entered into a purchase agreement with Alpine 4 Holdings, Inc. (“Alpine”), wherein Alpine acquired all the membership interests in the Company in exchange for a cash consideration of $10 million and 361,787 shares of the Company’s class A common stock. The Company incurred legal and broker fees of $470,000, in connection with this transaction, which were paid by Alpine.

On July 8, 2021, the Company received notice from the Small Business Administration that the PPP Loan with a principal amount of $849,793 and interest of $10,339 was forgiven.

b)Pro forma financial information.

ALPINE 4 HOLDINGS, INC. AND ALTERNATIVE LABORATORIES, LLC
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
MARCH 31, 2021

	Alpine 4	Alternative
	Holdings, Inc	Laboratories, LLC	Pro Forma Adjustments	Notes	Pro Forma Consolidated
ASSETS

CURRENT ASSETS:
Cash	$35,691,473	$1,189,241	$(11,659,241)	(2a)	$25,221,473
Accounts receivable, net	7,092,279	1,302,430	(1,302,430)	(2a)	7,092,279
Contract assets	1,456,084	-	-		1,456,084
Inventory, net	3,393,341	2,746,841	(161,450)	(2a)	5,978,732
Prepaid expenses and other current assets	416,682	427,472	-		844,154
Total current assets	48,049,859	5,665,984	(13,123,121)		40,592,722

Property and equipment, net	19,094,688	5,048,172	-		24,142,860
Intangible asset, net	14,590,504	-	7,641,030	(2a)	22,231,534
Right of use assets, net	506,488	-	-		506,488
Goodwill	2,084,982	-	-		2,084,982
Other non-current assets	326,744	24,961	-		351,705
TOTAL ASSETS	$84,653,265	$10,739,117	$(5,482,091)		$89,910,291

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES:
Accounts payable	$3,641,713	$346,984	$(346,984)	(2a)	$3,641,713
Accrued expenses	2,682,538	129,037	-		2,811,575
Contract liabilities	403,400	2,468,805	-		2,872,205
Notes payable, current portion	5,647,630	565,528	-		6,213,158
Notes payable, related parties	203,672	-	-		203,672
Due to related party	-	50,000	(50,000)	(2a)	-
Convertible notes payable, current portion, net of discount of $634,712	1,470,788	-	-		1,470,788
Financing lease obligation, current portion	602,557	5,534	-		608,091
Operating lease obligation, current portion	317,463	-	-		317,463
Total current liabilities	14,969,761	3,565,888	(396,984)		18,138,665

Notes payable, net of current portion	7,549,291	1,112,739	-		8,662,030
Financing lease obligations, net of current portion	15,421,571	12,707	-		15,434,278
Operating lease obligations, net of current portion	210,163	-	-		210,163
Deferred tax liability	428,199	-	-		428,199
TOTAL LIABILITIES	38,578,985	4,691,334	(396,984)		42,873,335

STOCKHOLDERS' EQUITY (DEFICIT):
Series B preferred stock; $1.00 stated value; 100 shares authorized, 5 and 5 shares issued and outstanding at March 31, 2021	5	-	-		5
Series C preferred stock; $3.50 stated value; 2,028,572 shares authorized, 1,714,286 shares issued and outstanding at March 31, 2021	171	-	-		171
Series D preferred stock; $3.50 stated value; 1,628,572 shares authorized, 1,428,570 shares issued and outstanding at March 31, 2021	143	-	-		143
Class A Common stock, $0.0001 par value, 195,000,000 shares authorized, 136,923,432 shares issued and outstanding at March 31, 2021	13,691	-	36		13,727
Class B Common stock, $0.0001 par value, 10,000,000 shares authorized, 9,023,088 shares issued and outstanding at March 31, 2021	902	-	-		902
Class C Common stock, $0.0001 par value, 15,000,000 shares authorized, 14,117,267 shares issued and outstanding at March 31, 2021	1,412	-	-		1,412
Additional paid-in capital	91,982,825	-	1,432,640		93,415,465
Member’s equity	-	1,549,240	(1,549,240)		-
Retained earnings (accumulated deficit)	(45,924,869)	4,498,543	(4,968,543)		(46,394,869)
Total stockholders' equity (deficit)	46,074,280	6,047,783	(5,085,107)		47,036,956
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$84,653,265	$10,739,117	$(5,482,091)		$89,910,291

ALPINE 4 HOLDINGS, INC. AND ALTERNATIVE LABORATORIES, LLC
UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2021

	Alpine 4	Alternative
	Holdings, Inc.	Laboratories, LLC	Pro Forma Adjustments	Notes	Pro Forma Consolidated

Revenue, net	$8,668,405	$3,243,092	$-		$11,911,497
Cost of goods sold	7,913,786	1,794,043	86,972	(2b)	9,794,801
Gross profit (loss)	754,619	1,449,049	(86,972)		2,116,696

Operating expenses:
General and administrative expenses	5,826,688	432,623	183,320	(2b)	6,442,631
Total operating expenses	5,826,688	432,623	183,320		6,442,631
Income (loss) from operations	(5,072,069)	1,016,426	(270,292)		(4,325,935)

Other income (expenses)
Interest expense	(1,471,723)	-	-		(1,471,723)
Gain on forgiveness of debt	429,540	-	-		429,540
Other income (expense)	(15,216)	2,991	-		(12,225)
Total other income (expenses)	(1,057,399)	2,991	-		(1,054,408)

Income (loss) before income tax	(6,129,468)	1,019,417	(270,292)		(5,380,343)

Income tax (benefit)	-	-	-		-

Net income (loss)	$(6,129,468)	$1,019,417	$(270,292)		$(5,380,343)

Weighted average shares outstanding:
Basic	154,616,490	-	361,787		154,978,277
Diluted	154,616,490	-	361,787		154,978,277

Basic net loss per share	$(0.04)	-	$(0.75)		$(0.03)

Diluted net loss per share	$(0.04)	-	$(0.75)		$(0.03)

ALPINE 4 HOLDINGS, INC. AND ALTERNATIVE LABORATORIES, LLC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2020

	Alpine 4	Alternative
	Holdings, Inc.	Laboratories, LLC	Pro Forma Adjustments	Notes	Pro Forma Consolidated

Revenue, net	$33,454,349	$18,268,854	$-		$51,723,203
Cost of goods sold	28,090,722	12,039,265	347,888	(2b)	40,477,875
Gross Profit	5,363,627	6,229,589	(347,888)		11,245,328

Operating expenses:
General and administrative expenses	9,695,891	3,059,774	733,280	(2b)	13,488,945
Impairment loss of intangible asset and goodwill	1,561,600	-	-		1,561,600
Total operating expenses	11,257,491	3,059,774	733,280		15,050,545
Income (loss) from operations	(5,893,864)	3,169,815	(1,081,168)		(3,805,217)

Other income (expenses)
Interest expense	(5,463,597)	-	-		(5,463,597)
Change in value of derivative liability	2,298,609	-	-		2,298,609
Gain on extinguishment of debt	344,704	-	-		344,704
Change in fair value of contingent consideration	500,000	-	-		500,000
Other income (expense)	71,224	36,276	-		107,500
Total other income (expenses)	(2,249,060)	36,276	-		(2,212,784)

Income (loss) before income tax	(8,142,924)	3,206,091	(1,081,168)		(6,018,001)

Income tax (benefit)	(93,051)	-	-		(93,051)

Net income (loss)	$(8,049,873)	$3,206,091	$(1,081,168)		$(5,924,950)

Weighted average shares outstanding:
Basic	132,987,390	-	361,787		133,349,177
Diluted	139,611,790	-	361,787		139,973,577

Basic net loss per share	$(0.06)	-	$(2.99)		$(0.04)

Diluted net loss per share	$(0.06)	-	$(2.99)		$(0.04)

Alpine 4 Holdings, Inc. and Alternative Laboratories, LLC

Notes to Unaudited Pro Forma Consolidated Financial Statements

Note 1 – Basis of Presentation

The unaudited pro forma consolidated balance sheet has been prepared by applying pro forma adjustments to Alpine 4 Holdings, Inc. (“the Company”) and Alternative Laboratories, LLC’s (“Alt Labs”) unaudited consolidated balance sheets as of March 31, 2021.

The unaudited pro forma consolidated statement of operations for the three months ended March 31, 2021 has been prepared from the Company’s and Alt Labs’ unaudited interim consolidated statement of operations for the three months ended March 31, 2021.

The Company’s audited consolidated financial statements and Alt Lab’s audited financial statements have been used in the preparation of the unaudited pro forma consolidated statement of operations for the year ended December 31, 2020.

Note 2 – Business Acquisition

On May 4, 2021, the Company entered into a purchase agreement (the “Alternative Laboratories Agreement”) with Alt Labs. The purchase price for the Acquired Interests (the “Purchase Price”) consisted of Ten Million Dollars ($10,000,000), as well as shares of the Company’s Class A Common Stock (the “Shares”) equal to the book value of the inventory of Alt Labs, which was determined at the close of business on the business day immediately prior to the Closing Date, which was May 10, 2021.  Alpine issued 361,787 Shares as of the Closing Date at $3.96 per share totaling $1,432,676. Alpine also paid $470,000 in legal and broker fees in connection with the acquisition.

Recognized Amount of Identifiable Assets Acquired and Liabilities Assumed

The Company has performed a preliminary valuation analysis of the fair market value of the Company’s assets to be acquired and liabilities to be assumed. Using the total consideration for the acquisition, the Company has estimated the allocations to such assets and liabilities. The following table summarizes the allocation of the preliminary purchase price as if the acquisition closed on March 31, 2021:

Identifiable Assets:

Inventory	$2,585,391
Property and Equipment	5,048,172
Intangible asset	7,641,030
Other	452,433

Total Identifiable Assets Acquired	15,727,026

Liabilities Assumed:

Accrued Expenses	129,037
Customer Deposits	2,468,805
Notes Payable	1,696,508

Total Liabilities Assumed	4,294,350

Total Identifiable Net Assets	$11,432,676

This preliminary purchase price allocation has been used to prepare pro forma adjustments, (2a), in the pro forma consolidated balance sheet and pro forma consolidated statement of operations. The Proforma consolidated balance sheet includes the impact of the transaction cost of $470,000 but is not included in the proforma consolidated statement of operations as this is a non-recurring charge. The final purchase price allocation will be determined when the Company has completed the detailed valuations and necessary calculations. The final allocation could differ materially from the preliminary allocation used in the pro forma adjustments. The final allocation may include (1) changes in

Alpine 4 Holdings, Inc. and Alternative Laboratories, LLC

Notes to Unaudited Pro Forma Consolidated Financial Statements

fair values of property and equipment, (2) changes in allocations to intangible assets such as permits, noncompetition agreements, and customer relationships as well as goodwill and (3) other changes to assets and liabilities.

Depreciation and amortization, (2b), have been provided for property and equipment and finite intangible assets based on the preliminary purchase price allocation. Property and equipment have been depreciated on a straight-line basis over their estimated useful lives ranging from of five to fifteen years. Intangible assets having a finite life have been amortized on a straight-line basis over their estimated useful lives ranging from ten to twenty years.

All significant intercompany balances have been eliminated in consolidation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpine 4 Holdings, Inc.

By:	/s/ Kent B. Wilson
Kent B. Wilson
Chief Executive Officer, President
(Principal Executive Officer)

Date: July 20, 2021